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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



   PURSUANT TO SECTION 13 OF 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   March 18, 1996

                              Dean Foods Company
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            (Exact name of registrant as specified in its charter)


       Delaware                         0-1118                  36-0984820
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                    Identification No.)


3600 N. River Road                 Franklin Park, IL               60131
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (708) 678-1680


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        (Former name or former address, if changed since last report)


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ITEM 5 - OTHER EVENTS

                              DEAN FOODS ANNOUNCES
                         ELECTION OF TWO NEW DIRECTORS


Franklin Park, IL - March 18, 1996 -- Dean Foods Company has announced the election of Edward A. Brennan and Richard P. Mayer as Directors of Dean Foods Company. The two new directors were selected to fill the vacancies created by the retirement of William D. Fischer, former President of Dean Foods, and the Board's decision to increase the number of directors from 11 to 12.

Mr. Brennan recently retired from his position as Chairman and Chief Executive Officer of Sears, Roebuck and Co. where he led Sears through its highly successful corporate repositioning program. Mr. Brennan serves on the boards of directors of Dean Witter, Discover & Co., The Allstate Corporation, AMR Corporation, Minnesota Mining & Manufacturing Company and Unicom Corporation. Ed resides in Burr Ridge, Illinois with his wife, Lois.

Mr. Mayer is the former Chairman and CEO of Kraft General Foods North America, the nation's largest food company. He currently serves on the boards of Brown-Forman Corporation, The Thompson-MinWax Company, Northwestern Memorial Hospital and the Lyric Opera of Chicago. He has also served on President Bush's Commission on Environmental Quality and as co-chairman of the Grocery Manufacturers of America/Food Institute industry effort on ECR (Efficient Consumer Response). Dick and his wife, Diane, currently reside in Lake Forest.

Mr. Howard Dean, Chairman and CEO of Dean Foods Company, said, "We are very pleased to bring two such highly qualified and experienced individuals on our Board. We are confident that they will add considerable insight to our current strategic review and contribute greatly to the future vision of the Company.
On behalf of the Board of Directors and the management of Dean Foods, we also take this opportunity to recognize the outstanding contributions of Bill Fischer as Board member, President and long-time member of the Company's senior management team."

Dean Foods is a diversified food processor and distributor with operating plants located throughout the country. Nationwide, Dean is a leading producer of dairy products and ranks third in market share in processed vegetables and second in pickles and specialty products.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Dean Foods Company
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                                                 (Registrant)


Date:  April 10, 1996                        William R. McManaman
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                                             William R. McManaman
                                          Vice President Finance and
                                            Chief Financial Officer


Date:  April 10, 1996                            Dale I. Hecox
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                                                 Dale I. Hecox
                                             Treasurer - Principal
                                               Accounting Officer